UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2012

Level 3 Communications, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-15658	47-0210602
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)

720-888-1000

(Registrant’s telephone number including area code)

Not applicable

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective February 17, 2012, the Board of Directors of Level 3 Communications, Inc. (the “Company”) approved an amendment to the Company’s Amended and Restated By-Laws (the “By-Laws”) to (1) change the name of the government security committee of the Board of Directors to classified business and security committee (the “Classified Business and Security Committee”) and (2) change the Company’s registered office in the State of Delaware and registered agent in the State of Delaware to: 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 and the Corporation Trust Company, respectfully.  The role of the Classified Business and Security Committee did not change.  The Amended and Restated By-Laws are attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of business acquired.

None

(b) Pro Forma Financial Information.

None

(d) Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description

3.1	Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Level 3 Communications, Inc.

	By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

Date: February 22, 2012

Exhibit Index

Exhibit
Number	Description

3.1	Amended and Restated By-Laws